Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

11. Income Taxes

Income tax provision for the years ended December 31, 2014 and 2013, differed from the U.S. federal income tax rate of approximately 34% in the amounts indicated as a result of the following:

	2014	2013
Computed “expected” tax provision (benefit)	$(2,276)	$(1,278)
Increase in the valuation allowance for deferred tax assets	2,287	1,009
Shortfall on stock options, warrants, and RSUs	215	330
State taxes	12	19
Permanent items	45	12
Tax benefit recognized related to stock acquisition	(145)	—
Other	(68)	(67)
Total income tax provision	$70	$25
Differences between financial accounting principles and tax laws cause differences between the basis of certain assets and liabilities for financial reporting purposes and tax purposes. The tax effects of these differences, to the extent they are temporary, are recorded as deferred tax assets and liabilities and consist of the following:

	2014	2013
Deferred tax assets:
Operating loss carryforward	$4,951	$3,197
Accounts receivable allowance	401	69
Texas tax credit carryforward	215	221
Stock option compensation	1,121	1,070
Goodwill and intangibles	403	602
Finance costs	209	—
Accrued expenses	209	120
Alternative Minimum Tax credit carryforwards	16	16
Total deferred tax assets	7,525	5,295
Deferred tax liabilities:
Property and equipment	(518)	(397)
Prepaid expense	(96)	(71)
Total deferred tax liabilities	(614)	(468)
Valuation allowance	(6,893)	(4,606)
Net deferred tax assets	$18	$221
During the years ended December 31, 2014 and 2013, we increased the valuation allowance by approximately $2,287,000 and $1,009,000, respectively, which was included in the income tax provision for the years ended December 31, 2014 and 2013. Due to the nature and timing of the reversal of the deferred tax assets and liabilities, the valuation allowance was established against the net deferred tax assets with the exception of a portion of the Texas tax credit carryforward of approximately $18,000.
As of December 31, 2014 and 2013, the net operating loss carryforwards were approximately $19,600,000 and $14,500,000, respectively, which expire from 2025 through 2034. Included in the net operating loss carryforward is approximately $5,400,000 which related to the excess tax benefits for stock options and warrants exercised which will result in a credit to additional paid-in capital of approximately $1,900,000 when the associated tax deduction results in a reduction in the income taxes payable.
The income tax provision shown on the statements of operations for the years ended December 31, 2014 and 2013 consisted of the following:

	2014	2013
Current	$12	$18
Deferred	58	7
	$70	$25